UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
                               __________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): December 6, 2005

                           R.H. DONNELLEY CORPORATION
                               __________________

             (Exact name of registrant as specified in its charter)
                               __________________


            Delaware                 1-07155                13-2740040
  (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)

      1001 Winstead Drive
            Cary, NC                                          27513
     (Address of principal                                  (Zip Code)
      executive offices)

                              R.H. DONNELLEY INC.*
                          (Exact name of registrant as
                            specified in its charter)

            Delaware                333-59287               36-2467635
  (State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)

      1001 Winstead Drive
            Cary, NC                                          27513
     (Address of principal                                  (Zip Code)
      executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (919) 297-1600
                               __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15(d) as a result of such Notes. As of December 5, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 7.01.     Regulation FD Disclosure

     On December 6, 2005, R.H. Donnelley Inc. (the "Company"), a wholly owned subsidiary of R.H. Donnelley Corporation (the "Parent Company"), issued a press release announcing the results to date of its previously announced cash tender offer for any and all of its outstanding $325,000,000 aggregate principal amount of 8 7/8% Senior Notes due 2010 (CUSIP Numbers: 749564AB6, 749564AA8, U76218AA1; together, the "Notes") and the related consent solicitation under the Offer to Purchase and Consent Solicitation Statement dated November 21, 2005 and the related Letter of Transmittal and Consent.

     As of 5:00 p.m., New York City time, on December 6, 2005, which was the deadline for holders to tender their Notes in order to receive the total consideration, including the consent payment, holders of approximately $316.6 million in aggregate principal amount of Notes had tendered their Notes pursuant to the tender offer. This participation represents approximately 97.4% of the total principal amount of Notes outstanding.

     Accordingly, the requisite consents to adopt the proposed amendments to the indenture relating to the Notes have been received pursuant to the consent solicitation. Adoption of the proposed amendments requires the consent of holders of at least a majority of the aggregate principal amount of outstanding Notes. As a result, the Company and the indenture trustee will execute a supplemental indenture in respect of such amendments, with such amendments to become operative upon the acceptance of and payment for the Notes pursuant to the terms of the tender offer and consent solicitation.

     The information is being furnished under Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.


Item 9.01.     Financial Statements and Exhibits.

     (d)   Exhibits.

           The following exhibit is filed with this report:

     Exhibit No.     Exhibit Description
     -----------     -------------------

     99.1            Press Release, dated December 6, 2005.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             R.H. DONNELLEY CORPORATION

                                             /s/ Robert J. Bush
                                             -----------------------------------
                                             Robert J. Bush
                                             Vice President, General Counsel
                                              & Corporate Secretary



                                             R.H. DONNELLEY INC.

                                             /s/ Robert J. Bush
                                             -----------------------------------
                                             Robert J. Bush
                                             Vice President, General Counsel
                                              & Corporate Secretary



     Date: December 6, 2005



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


                                  EXHIBIT INDEX


     Exhibit No.     Exhibit Description
     -----------     -------------------

     99.1            Press Release, dated December 6, 2005.



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